Second Quarter 2013 Financial Results August 7, 2013 Building Momentum By Accelerating Value Realization, Optimizing Transparency and Growing Net Asset Value

Notice To Investors This presentation contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are typically identified by words or phrases such as “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. These statements reflect management’s current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-looking statements, including our ability to achieve synergies and value creation contemplated by the merger with Credo. Other factors and uncertainties that might cause such differences include, but are not limited to: general economic, market, or business conditions; changes in commodity prices; opportunities (or lack thereof) that may be presented to us and that we may pursue; fluctuations in costs and expenses including development costs; demand for new housing, including impacts from mortgage credit availability; lengthy and uncertain entitlement processes; cyclicality of our businesses; accuracy of accounting assumptions; competitive actions by other companies; changes in laws or regulations; and other factors, many of which are beyond our control. Except as required by law, we expressly disclaim any obligation to publicly revise any forward-looking statements contained in this presentation to reflect the occurrence of events after the date of this presentation. This presentation includes Non-GAAP ﬁnancial measures. The required reconciliation to GAAP ﬁnancial measures can be found as an exhibit to this presentation and on our website at www.forestargroup.com. 2

Second Quarter 2013 Earnings Reconciliation $0.8 $0.5 $0.9 $1.1 $0.3 ($1.1) ($1.0) ($0.5) $0.0 $1.0 $2.0 $3.0 $4.0 Q2 2012 G&A Other Natural Resources Real Estate Interest, Taxes & Other Expenses Share Based Comp Oil & Gas Q2 2013 ($ in millions) 3 $0.02 $0.03 $0.03 $0.01 ($0.03) ($0.03) ($0.01) $0.02 $0.00 $0.02 $0.04 $0.06 $0.08 $0.10 Q2 2012 G&A Other Natural Resources Real Estate Interest, Taxes & Other Expenses Share Based Comp Oil & Gas Q2 2013 Net Income Per Share Reconciliation Q2 2012 vs. Q2 2013 Net Income Reconciliation Q2 2012 vs. Q2 2013 • 2nd Qtr. 2012 results include after-tax expenses of approximately ($1.6) million, or ($0.05) per diluted share, associated with the acquisition of CREDO Petroleum Corporation Note: 2nd Qtr. 2013 weighted average diluted shares outstanding were 36.1 million

Broadening Real Estate Demand Drives Improved Segment Operating Results ($ in Millions) 2nd Qtr. 2013 2nd Qtr. 2012 Segment Earnings (Loss): Real Estate $8.1 $7.7 Oil and Gas 4.2 5.0 Other Natural Resources 1.0 (0.5) Total Segment Earnings $13.3 $12.2 4 • 2nd Qtr. 2013 real estate segment results include segment earnings of approximately $0.7 million from the sale of the remaining 440 undeveloped residential acres from a project in Florida for $3.5 million • 2nd Qtr. 2012 real estate segment results include a gain of approximately $3.4 million from the sale by a consolidated venture of approximately 800 acres from Light Farms project near Dallas, Texas

Second Quarter 2013 Operating Highlights Invested $36 million in strategic and disciplined growth opportunities Pre-leasing at Eleven; began construction at Midtown Cedar Hill Sold 360 developed residential lots, average pricing up 29% vs. Q2 2012 Over 1,900 lots under option contracts Sold nearly 185,000 tons of fiber, up over 79,000 tons vs. Q2 2012 OIL & GAS SINGLE-FAMILY FORESTAR TIMBERLAND MULTIFAMILY Oil production up nearly 170% vs. Q2 2012, due to Credo acquisition Leased over 17,000 net mineral acres principally in Nebraska and Kansas 5

Real Estate Second Quarter 2013 Highlights Building Momentum By Accelerating Lot Sales and Building a Solid Multifamily Pipeline 6

- 0.50 1.00 1.50 2.00 2.50 3.00 3.50 - 5,000 10,000 15,000 20,000 25,000 30,000 4 Q 0 0 3 Q 0 1 2 Q 0 2 1 Q 0 3 4 Q 0 3 3 Q 0 4 2 Q 0 5 1 Q 0 6 4 Q 0 6 3 Q 0 7 2 Q 0 8 1 Q 0 9 4 Q 0 9 3 Q 1 0 2 Q 1 1 1 Q 1 2 4 Q 1 2 M o n th s o f Su p p ly Fini sh e d V ac an t U n it s FinVacant (FV) FVMos Equilibrium Texas Housing Inventories Bolstering Recovery FOR Well Positioned With Lot Inventory in Texas Markets Source: Metrostudy 7 Texas Finished Vacant Inventory and MoS* Market Active Residential Projects Q2 13 Lot Sales Vacant Dev. Lots Lots Under Dev. Remaining Lots to be Developed Austin 12 28 99 111 2,216 DFW 14 118 640 475 4,125 Houston 9 157 324 248 3,130 San Antonio 3 37 154 191 967 Gulf Coast 3 - 153 - 47 Total Texas 41 340 1,370 1,025 10,485 Forestar Texas Lot Sales and Inventory (Q2 2013) 1 Q 1 3 MoS Equilibrium * Texas Markets represent Dallas, Houston, San Antonio and Austin • Texas finished vacant inventories remain well below equilibrium • Housing affordability still at attractive levels in major markets of Texas • Texas added 303,000 jobs in last 12 months and accounted for 12% of overall U.S. job growth in June

$7.7 $0.8 $0.5 ($0.7) ($0.2) $8.1 $0.0 $5.0 $10.0 $15.0 Q2 2012 Residential & Commercial Sales Operating Expenses Commercial & Income Producing Properties Undeveloped Land Sales Q2 2013 Real Estate – Results On-Track Q2 2013 Highlights • Sold 360 residential lots at average price of $57,600 per lot • Sold 34 commercial acres for approximately $103,000 per acre • Sold over 1,000 acres of undeveloped land for nearly $2,600 per acre • Momentum in multifamily pipeline with Eleven pre-leasing • Initiated construction of Midtown Cedar Hill multifamily community Segment Earnings Reconciliation Q2 2012 vs. Q2 2013 ($ in millions) 8 Note: Includes ventures

9 Note: Includes ventures 2013 average lot margin reflects YTD Q2 2013 A n n u al Lo t Sal e s 500 1,000 1,500 2,000 Q 4 1 0 Q1 1 1 Q2 1 1 Q3 1 1 Q4 1 1 Q1 1 2 Q2 1 2 Q3 1 2 Q4 1 2 Q1 1 3 Q2 1 3 R esi d en tial Lo ts Developed Lots Lots Under Development 2006 Peak Sales = 3,600 lots Residential Lots Under Option Contracts Q4 2010 – Q2 2013 Annual Lot Sales & Avg. Lot Margin 9 Residential Lot Demand Tracking Housing Recovery $0 $5,000 $10,000 $15,000 $20,000 $25,000 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2008 2009 2010 2011 2012 2013E Lot Sales Average Lot Margin 1,365 804 642 A ve ra ge Lo t M ar gi n YTD Q2 2013 Highest level since recovery 806 1,060 1,117

Multifamily Developments On Track Site Vanderbilt University 10 Eleven (Austin) Now Pre-Leasing 360° (Denver) Pre-Leasing in August Key Metrics ($ in millions) Units 257 FOR Equity Commitment $4 Total Est. Project Costs $40 % Complete 65% Est. Proforma Stabilized NOI $3.3 Eleven – Austin, TX 360° – Denver, CO Key Metrics ($ in millions) Units 304 FOR Equity Commitment $4 Total Est. Project Costs $49 % Complete 35% Est. Proforma Stabilized NOI $3.8 Forestar has a 25% venture interest in Eleven with Canyon Johnson Urban Funds Forestar has a 20% venture interest in 360° with Guggenheim Real Estate

Note: Includes consolidated ventures Forestar Real Estate Revenues (Excluding Timberland & Multifamily Property Sales) Core Real Estate Business Strengthening 11 Growing lot sales and margin Repositioning lower-earning assets Executing higher-return multifamily business Accelerating Value Realization $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $0.0 $10.0 $20.0 $30.0 $40.0 Q2 2010 Q2 2011 Q2 2012 Q2 2013 A ve ra ge Lo t M ar gi n ( $ in 000’ s) To tal R e ve n u e s ($ in m ill io n s) Residential Lots Residential Tracts Commercial Tracts Multifamily Income Producing Avg. Lot Margin

Oil and Gas Second Quarter 2013 Highlights Building Momentum By Driving Leasing and Exploration to Increase Production and Reserves 12

Accelerating Value Realization Through Increased Oil Production $5.0 $0.6 ($1.4) $4.2 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 Q2 2012 Oil & Gas Profit Operating Expenses Q2 2013 Se gme n t Ea rn ing s Q2 2013 Highlights • Oil production up nearly 170% or 104,200 barrels from Q2 2012, principally due to Credo acquisition • Oil production up over 12% or 17,900 barrels from Q1 2013 • 18 wells drilled (4 operated, 14 non- operated) • Leased over 17,300 net mineral acres; nearly 55,400 net mineral acres leased YTD Q2 2013, principally in Nebraska ($ in millions) 13 Segment Earnings Reconciliation Q2 2012 vs. Q2 2013 $5.2 $6.6 ($0.8) $11.0 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 Q2 2012 DD&A Oil & Gas Profit & Opex Q2 2013 Se gme n t EBIT D A X Segment EBITDAX Reconciliation Q2 2012 vs. Q2 2013 ($ in millions) Note: EBITDAX = segment earnings before interest and taxes, plus depreciation, depletion, amortization, geological, geophysical, seismic and dry hole costs Wells are gross EBITDAX is a Non-GAAP financial measure. The reconciliation between GAAP and Non-GAAP financial measures is included in the appendix to this presentation and provided on the company’s investor relations website.

Bakken / Three Forks Drilling Activity Accelerating Production and Reserve Growth Bakken / Three Forks Leasehold Interests Net Mineral Acres ~7,000 Average Working Interest 8.0% Potential Units 50 Total Potential Gross Wells 400 2013 Activity Gross Wells Producing at End Q2 53 Wells Added in Q2 7 Drilling & Awaiting Frac * 7 Wells Added YTD Q2 2013 18 Wells Planned for 2013 54 Average Working Interest Percent Q1 2013 Wells Drilled 4.84% Q2 2013 Wells Drilled 5.22% Committed Wells 6.44% 14 14 14 Bakken / Three Forks Proved Developed Producing Wells +4 +7 +24 +43 Actual Wells Planned Wells 0 10 20 30 40 50 60 70 80 Fe b -1 0 A p r- 1 0 J u n -1 0 A u g -1 0 O c t- 1 0 D e c -1 0 Fe b -1 1 A p r- 1 1 J u n -1 1 A u g -1 1 O c t- 1 1 D e c -1 1 Fe b -1 2 A p r- 1 2 J u n -1 2 A u g -1 2 O c t- 1 2 D e c -1 2 Fe b -1 3 A p r- 1 3 J u n -1 3 A u g -1 3 O c t- 1 3 D e c -1 3 P roduc ing W e ll s * One well from earlier quarter awaiting frac

North Dakota Bakken / Three Forks Play Area Second Quarter Wells Reaching Total Depth: Principally with Lower Working Interests Bakken / Three Forks Legend Forestar Bakken Well Forestar Three Forks Well Drilling or Completing Well For Berthold Reservation Boundary Forestar HBP Leases Forestar Undeveloped Leases Forestar Spacing Unit Ft. Berthold 30A-31-3H HALCON : 18.88% George Evans 14-23HZ WPX : 1.12% Good Bird 36-25HB WPX : 1.52% George Evans 14-23HC WPX : 1.12% Spotted Rabbit 14-23HW WPX :1.12% Ft. Berthold 13A-24-3H HALCON : 12.26% Spotted Rabbit 14-23HY WPX : 1.12% 15 Note: wells are non-operated Q2 Wells Drilled Working Interest (%) Bakken Three Forks Operator Wells WI % Wells WI% WPX 2 1.32% 3 1.12% Halcon 1 12.26% 1 18.88% Total 3 4.97% 4 5.56%

Bakken / Three Forks Legend Forestar Bakken Well Forestar Three Forks Well Drilling or Completing Well For Berthold Reservation Boundary Forestar HBP Leases Forestar Undeveloped Leases Forestar Spacing Unit HALCON Ft. Berthold 30A-31-3H FOR : 18.88% IP : 2,396 BOEPD WPX Good Bird 36-25HA FOR : 1.52% IP : 1,355 BOEPD WPX State of ND 10-3HC FOR : 3.04% IP : 1,928 BOEPD WPX State of ND 10-3HZ FOR : 3.04% IP : 1,346 BOEPD WPX Good Bird 36-25HW FOR : 1.52% IP : 1,614 BOEPD QEP MHA 6-04-33H-150-92 FOR : 0.78% IP : 2,641 BOEPD QEP MHA 8-04-33H-150-92 FOR : 0.78% IP : 2,342 BOEPD North Dakota Bakken / Three Forks Play Area Second Quarter Wells with Initial Production: Showing Strong IP Rates 16 * Represents initial production rates on a barrel of oil equivalent per day Note: wells are non-operated Bakken Wells IP* (BOEPD) in Q2 Bakken Three Forks Operator Wells I.P. Wells I.P. WPX 2 1,641 2 1,480 Halcon - - 1 2,396 QEP 1 2,641 1 2,342 Total 3 1,975 4 1,924

17 0 50 100 150 200 250 300 350 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 C umula ti v e M B O P rod u ce d Months on Production Forestar Bakken/Three Forks Cumulative Production from 53 Proved Developed Producing Wells Average Type Curve (53 Wells) 2013 Well Completions (18 Wells) Credo acquisition underwriting and returns based on 500 Mbo per well EUR (Mbo) IRR 600 500 400 57% 40% 24% Note: Chart represents actual production curves for initial 53 proved developing producing wells in Bakken / Three Forks formation in North Dakota, including the average production for these wells over the first 36 months compared to the estimated ultimate recoveries (EUR’s) type curves for a 400 Mbo, 500 Mbo and 600 Mbo well. No assurance can be provided regarding actual EUR’s of the 53 wells illustrated above over the lives of the wells. Bakken / Three Forks Production and Type Curves Well Level

Kansas and Nebraska Exploration Model – Scalable Investment Opportunity with Solid Returns Kansas / Nebraska Leasehold Interests Net Mineral Acres ~164,000 Net Mineral Acres Leased in Q2 ~16,500 Net Mineral Acres Leased YTD 2013 ~54,300 Identified Well Locations 86 Working Interest Range 30 - 100% 2013 Success Rate* >50% 18 18 18 Kansas / Nebraska Proved Developed Producing Wells 30 40 50 60 70 80 90 100 Sep-12 Nov-12 Jan-13 Mar-13 May-13 Jul-13 Sep-13 Nov-13 P roduc ing W e ll s +5 +10 +11 +10 +8 Actual Wells Planned Wells Single-Well Economics (Illustrative) Risked Completed Well Cost** $0.8 Well Production (BOE) 40,000 - 50,000 Total Well Revenues*** $3.1 Net Well Cash Flow $1.6 PV-10 $1.1 Returns (IRR) (Based on 40% success rate) > 100% 2013 KS & NE Well Activity Producing End of Q2 79 Added in Q2 11 Added YTD 2013 21 * Represents a well which produces commercial quantities of oil and/or natural gas ** Represents 1.5 dry hole costs @ $200,000 + 1.0 completed well cost at $500,000 for a 40% success rate *** Revenues assume $88 average oil price over life of the well Note: Actual results may vary from illustrations Gross Wells

2013 Capital Investment - Drilling Program Est. FY 2013 Q1 2013 Q2 2013 State Formation Capital Capital Capital North Dakota Bakken / Three Forks $43.7 $7.1 $5.5 Kansas & Nebraska Lansing – Kansas City 14.5 3.7 2.9 Texas, Louisiana & Other Cleveland / Rodessa / Glenrose / James Lime 12.9 1.2 2.7 Oklahoma Deese Sand 1.4 -- 0.6 Total Drilling & Completion* $72.5 $12.0 $11.7 Total Commitments $19.0 Generating Production and Reserve Growth By Accelerating Investment in Bakken Wells 19 Note: Exploration and production investment excludes lease acquisition and geological and geophysical expenses ($ in millions) *Represents total drilling and completion costs incurred or paid in Q1 2013 and Q2 2013.

Accelerating Value Realization and Growing Net Asset Value



- Capitalizing on investments to accelerate earnings and cash flow
- Increasing oil production and proven reserves
- Focused on integration and execution of Credo acquisition
- Profitable production growth

	2013 Q2 YTD
Revenue	$65/BOE
Cost	$46/BOE
Margin	$19/BOE

Total Annual Production*
(MBOE)



1,200
800
400
-
MBOE
497
YTD
Q2 2013
2010
2011
2012
2013
Estimate

Building Momentum By Accelerating Value Realization and Growing Net Asset Value

*BOE = Barrels of oil equivalent (converting natural gas to oil at 6 Mcfe / Bbl)

20

Other Natural Resources Second Quarter 2013 Highlights Building Momentum Through Sustainable Harvests and Maximizing Recreational Lease Activity 21

Increased Harvest Activity Driving Improved Financial Results ($0.5) ($0.1) $1.0 $1.6 -$1.0 -$0.5 $0.0 $0.5 $1.0 $1.5 Q2 2012 Fiber Sales Operating Expenses Q2 2013 S e gm e n t E a rning s Q2 2013 Highlights • Sold nearly 185,000 tons of fiber, up over 79,200 tons vs. Q2 2012 • Average fiber pricing $14.85 per ton, up over 27% vs. Q2 2012 • Average pricing for recreation leases up 5.1% v. Q2 2012 • Over 99% of available land leased for recreation ($ in millions) 22 Segment Earnings (Loss) Reconciliation Q2 2012 vs. Q2 2013 Note: Segment results include costs of $0.9 million in Q2 2013 and $1.1 million in Q2 2012 associated with the development of our water initiatives

Second Quarter 2013 Triple in FOR Initiatives Building Momentum By Accelerating Value Realization, Optimizing Transparency and Growing Net Asset Value 23

Triple in FOR Initiatives Focus on Accelerating Value Realization Optimize Transparency & Disclosure Raise NAV Through Strategic and Disciplined Investments 24 Triple Residential Lot Sales Triple Oil and Gas Production 0 500 1,000 1,500 2,000 2,500 2008-2011 Average 2012 2013 Lo ts S o ld Triple in FOR 2015 Goal 2,200 lots 0 200 400 600 800 1,000 1,200 1,400 2008-2011 Average 2012 2013 Triple in FOR Goal 1,100 MBOE 0 20 40 60 80 100 120 140 160 2008-2011 Average 2012 2013 2014 2015 Triple in FOR Goal Total Segment EBITDA Average = $120 million Triple Total Segment EBITDA YTD Q2 2013 Note: EBITDA = Total segment earnings (loss) + depreciation + depletion and amortization Total Segment EBITDA is a Non-GAAP financial measure. The reconciliation between GAAP and Non-GAAP financial measures is included in the appendix to this presentation and provided on the company’s investor relations website. Execution of Triple in FOR Initiatives Putting EBITDA Points on the Board To ta l S eg m en t EB IT D A ( $mi lli o n s) MB O E Pr o d u ct io n 806 497 $50 YTD Q2 2013 YTD Q2 2013

For questions, please contact: Building Momentum By Accelerating Value Realization, Optimizing Transparency and Growing Net Asset Value 25 Anna Torma SVP Corporate Affairs Forestar Group Inc. 6300 Bee Cave Road Building Two, Suite 500 Austin, TX 78746 512-433-5312 annatorma@forestargroup.com

Second Quarter 2013 Appendix - Segment KPI’s - Reconciliation of Non-GAAP Financial Measures Building Momentum By Accelerating Value Realization, Optimizing Transparency and Growing Net Asset Value 26

Real Estate Segment KPI's









	Q2 2013	Q2 2012	YTD Q2 2013	YTD Q2 2012
Residential Lot Sales				
Lots Sold	360	427	806	712
Average Price / Lot	$57,600	$44,700	$54,400	$48,000
Gross Profit / Lot	$24,600	$14,800	$22,700	$17,200
Commercial Tract Sales				
Acres Sold	34	38	37	38
Average Price / Acre	$103,100	$47,000	$125,700	$47,000
Land Sales				
Acres Sold	1,042	933	1,961	1,388
Average Price / Acre	$2,600	$2,800	$2,800	$2,600
Segment Revenues ($ in Millions)	$41.2 *	$26.6 **	$119.9 *	$44.6 **
Segment Earnings ($ in Millions)	$8.1 *	$7.7 **	$27.5 *	$19.2 **

Note: Includes ventures

* Q2 2013 real estate segment results include revenues of $3.5 million and earnings of $0.7 million associated with the sale of 440 remaining undeveloped residential acres from a project in Florida. YTD 2013 real estate segment results include revenues of $41 million and earnings of $10.9 million associated with the sale of Promesa multifamily community we developed in Austin

**Q2 2012 real estate segment results include gain of $3.4 million associated with the sale of 800 acres from the Light Farms venture near Dallas. YTD 2012 real estate segment results include a gain of $11.7 million associated with the sale of our 25% partnership interest in a commercial office project in Austin

27

Q2 2013 Q2 2012 YTD Q2 2013 YTD Q2 2012 Leasing Activity Net Fee Acres Leased 515 -- 825 805 Avg. Bonus / Acre $343 -- $333 $357 Total Oil and Gas Interests* Oil Produced (Barrels) 165,800 61,600 313,700 130,700 Average Price / Barrel $85.55 $94.64 $87.26 $96.19 Natural Gas Produced (MMCF) 505.3 420.4 1,099.1 872.7 Average Price / MCF $3.25 $2.31 $3.26 $2.79 Total BOE 250,100 131,600 496,900 276,200 Average Price / BOE $63.30 $51.65 $62.31 $54.34 Segment Revenues ($ in Millions) $15.8 $7.1 $31.3 $16.6 Segment Earnings ($ in Millions) $4.2 $5.0 $9.4 $12.1 Producing Wells* (end of period) 983 541 983 541 * Includes our share of venture production: 58MMCf in Q2 2013, 128MMCf YTD Q2 2013, 82MMCf in Q2 2012 and 172MMCf YTD Q2 2012 28 28 Oil & Gas Segment KPI’s

29 Q2 2013 Q2 2012 YTD Q2 2013 YTD Q2 2012 Fiber Sales Pulpwood Tons Sold 128,100 80,800 248,700 105,200 Average Pulpwood Price / Ton $10.84 $9.24 $11.26 $9.46 Sawtimber Tons Sold 56,900 24,900 127,800 29,300 Average Sawtimber Price / Ton $23.87 $19.46 $23.04 $19.47 Total Tons Sold 185,000 105,700 376,500 134,500 Average Price / Ton $14.85 $11.66 $15.26 $11.64 Recreational Leases Average Acres Leased 121,800 131,800 122,200 131,400 Average Lease Rate / Acre $9.29 $8.84 $9.29 $8.82 Segment Revenues ($ in Millions) $3.0 $1.5 $6.3 $2.3 Segment Earnings (Loss) ($ in Millions) * $1.0 ($0.5) $2.3 ($1.3) 29 29 Other Natural Resources Segment KPI’s * Note: Segment results include costs of $0.9 million in Q2 2013 , $1.9 million YTD Q2 2013, $1.1 million in Q2 2012 and $2.3 million YTD Q2 2012 associated with the development of our water initiatives

30 Forestar’s Total Segment EBITDA for the quarters ended June 30, 2013 and March 31, 2013 and for the years ended December 31, 2012, 2011, 2010, 2009 and 2008 are non-GAAP financial measures within the meaning of Regulation G of the Securities and Exchange Commission. Non-GAAP financial measures are not in accordance with, or an alternative to, U.S. Generally Accepted Accounting Principles (GAAP). The company believes presenting non-GAAP Total Segment EBITDA is helpful to analyze financial performance without the impact of items that may obscure trends in the company’s underlying performance. A detailed reconciliation is provided below outlining the differences between these non-GAAP measures and the directly related GAAP measures. Quarter Full Year ($ in millions, except per share amounts) Q2 2013 Q1 2013 2012 2011 2010 2009 2008 Total Segment Earnings (loss), in accordance with GAAP $13.3 $25.8 $80.2 ($7.8) $23.2 $45.2 $62.0 Non-cash items, pre-tax Depreciation, Depletion & Amortization 5.6 5.0 10.6 7.1 5.0 5.5 5.1 Total Segment EBITDA $18.9 $30.8 $90.8 ($0.7) $28.2 $50.7 $67.1 Reconciliation of Non-GAAP Financial Measures (Unaudited)

31 Forestar’s Oil and Gas Segment EBITDAX for the quarters ended June 30, 2013 and June 30, 2012 are non-GAAP financial measures within the meaning of Regulation G of the Securities and Exchange Commission. Non-GAAP financial measures are not in accordance with, or an alternative to, U.S. Generally Accepted Accounting Principles (GAAP). The company believes presenting non-GAAP Oil and Gas Segment EBITDAX is helpful to analyze financial performance without the impact of items that may obscure trends in the company’s underlying performance. A detailed reconciliation is provided below outlining the differences between these non-GAAP measures and the directly related GAAP measures. Quarter ($ in millions, except per share amounts) Q2 2013 Q2 2012 Oil and Gas Segment Earnings, in accordance with GAAP $4.2 $5.0 EBITDAX adjustments, pre-tax Depreciation, Depletion & Amortization 4.7 0.2 Geological, Geophysical, Seismic and Dry Hole Costs 2.1 0.0 Total Oil and Gas Segment EBITDAX $11.0 $5.2 Reconciliation of Non-GAAP Financial Measures (Unaudited)

For questions, please contact: Building Momentum By Accelerating Value Realization, Optimizing Transparency and Growing Net Asset Value Anna Torma SVP Corporate Affairs Forestar Group Inc. 6300 Bee Cave Road Building Two, Suite 500 Austin, TX 78746 512-433-5312 annatorma@forestargroup.com 32